NORTH SHORE ACQUISITION CORP.

______________ __, 2007

American Fund Advisors

175 Great Neck Road

Suite 204

Great Neck, New York 11201-3313

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of North Shore Acquisition Corp. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the Company’s IPO prospectus) or its liquidation, American Fund Advisors shall make available to the Company certain administrative, technology and secretarial services, as well as the use of certain limited office space, including a conference room in New York City, as may be required by the Company from time to time, situated at 175 Great Neck Road, Suite 204, Great Neck, New York 11201-3313 (or any successor location). In exchange therefor, the Company shall pay American Fund Advisors the sum of $8,000 per month on the Effective Date and continuing monthly thereafter.

Very truly yours,

NORTH SHORE ACQUISITION CORP.

By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

AMERICAN FUND ADVISORS

By:
Name:
Title: